UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January
5
, 202
3
(
December 29, 2022
)

TRADEUP ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40608	85-1314502
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

437 Madison Avenue , 27th Floor New York , New York	10022
(Address of principal executive offices)	(Zip Code)

(
732
)
910-9692
(
Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Warrant	UPTDU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	UPTD	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	UPTDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging  growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, on December 22, 2022, TradeUP Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”), where the stockholders of the Company approved the Company to, among others, amend the Investment Management Trust Agreement dated July 14, 2021 (the “Trust Agreement”), by and between the Company and Wilmington Trust, National Association  (the “Trustee”)
to extend the liquidation date from January 19, 2023 to July 19, 2023
. Upon the stockholders’ approval, on December 29, 2022, the Company and the Trustee entered into the amendment to the Trust Agreement. A copy of the amendment to the Trust Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the stockholders of the Company also approved the proposal to amend the Company’s amended and restated certificate of incorporation
(the “Charter”)
 to extend the date before which the Company must complete a business combination from January 19, 2023 to July 19, 2023 or such earlier date as determined by the board of directors of the Company (such extension is herein referred to as the “Extension”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended (the “Extension Proposal”). Upon the stockholders’ approval, on December 29, 2022, the Company filed a certificate of amendment to the Charter which became effective upon filing. A copy of the certificate of amendment to the Charter is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Events.

In connection with the votes to approve the Extension Proposal, 3,519,780 shares of common stock of the Company were rendered for redemption.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1
Certificate of Amendment to the Amended and Restated Certificate of Incorporation, adopted by stockholders of the Company on December 22, 2022 and filed with the Secretary of State of the State of Delaware on December 29, 2023

10.1	Amendment to the Investment Management Trust Agreement dated December 29, 2023, between the Company and Wilmington Trust, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TradeUP Acquisition Corp.

	By:	/s/ Weiguang Yang
	Name:	Weiguang Yang
	Title:	Co-Chief Executive Officer

Date: January 5, 2023